UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

5/31

Date of reporting period:  5/31/14

Item 1.  Reports to Stockholders.

Leader Short-Term Bond Fund

Investor Class – LCCMX

Institutional Class – LCCIX

Class A – LCAMX

Class C – LCMCX

Leader Total Return Fund

Investor Class – LCTRX

Institutional Class – LCTIX

Class A – LCATX

Class C – LCCTX

Annual Report

May 31, 2014

1-800-711-9164

www.leadercapital.com

Leader Short Term Bond Fund and Leader Total Return Fund

Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short Term Bond Fund and the Leader Total Return Fund. This report covers the financial results and investment activity for both the Leader Funds for the fiscal year ended May 31, 2014.

The Leader Short Term Bond Fund ended fiscal year 2014 with a total return of 5.75% (LCCIX), 5.27% (LCCMX), 5.27% (LCAMX) and 4.70% (LCMCX).  The Index (Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index) finished the year up 1.11%.

The Leader Total Return Fund ended its fiscal year with a total return, of 9.63% (LCTIX), 9.08% (LCTRX), 9.06% (LCATX) and 8.55% (LCCTX).  The Index (Barclays US Intermediate Aggregate Index) finished the year up 2.27%.

The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-711-9164

As stated in the current prospectus, the Funds’ annual operating expense ratio (gross) are as follows:

The Leader Short Term Bond Fund 0.99% (LCCIX), 1.49% (LCCMX), 1.49% (LCAMX) and 1.99% (LCMCX).

The Leader Total Return Fund 1.85% (LCTIX), 2.35% (LCTRX), 2.35% (LCATX) and 2.85% (LCCTX); however these expenses are capped at 1.37% (LCTIX), 1.87% (LCTRX),1.87% (LCATX) and 2.37% (LCCTX). The Fund’s Advisor has contractually agreed to waive its fees and or reimbursements, at least until September 30, 2014.

The 2013 Fiscal Year was a tale of two vastly different rate environments.  The first half of the year was categorized with what television media dubbed the “taper tantrum.”  Indeed, the treasury and corporate bond markets faced increase volatility due to the realization that the Federal Reserve was intent on ending its Quantitative Easing (QE) Program2.  By announcing their intention to taper their bond buying program, the Fed sent a signal that monetary policy will find more normalcy in a strengthening economy.  Investors met the news by selling bonds, and interest rates and spreads quickly moved higher.  By the end of the calendar year, the ten-year U.S. treasury yield had risen 91 bps to 3.03%.  The Barclays U.S. Aggregate Option Adjusted Spread (OAS) Index, after widening 22 basis points in June, finished the calendar year 18 basis points tighter, as corporate bonds recovered quickly.  The second half of the fiscal year retraced a significant portion of the treasury yield move higher.  Geo-political concerns in Russia and Ukraine, coupled with weather induced soft economic data in the U.S., pushed the ten year yield back down to 2.48%.  Meanwhile, corporate bonds remained well bid, and the Barclays OAS Index tightened to 1.01%, a seven year low.

Leader Capital’s outperformance is mainly due to both funds being positioned for rising rates, and void of U.S. treasuries and MBS.  Our holdings of corporate bonds that adjust relative to ten year swap rates, and exhibit negative duration, rallied as treasury rates increased.  We were also opportunistic during the corporate sell-off in June and put a significant amount of cash to work.  Many of these positions outperformed throughout the remainder of the year.  We took some profits in our ten year floaters in the back-half of the year, and migrated more into Libor-based floating rate notes.  This is consistent with our thesis that short-term rates may continue to move higher and the market will likely continue to discount rate hikes by the Federal Reserve over the next year.

We still believe that the most substantial risk to the fixed income markets is rising yields, and we will continue to favor corporate credit risk over extension risk in both of our funds.  We believe corporate credit offers the best risk-adjusted return over the next twelve months, and will continue to opportunistically purchase those credits that we believe are undervalued and will outperform.

In the following pages you will find detailed discussions about the Leader Short Term Bond Fund and the Leader Total Return Fund and its performance since inception of the Funds.  We hope you will take a moment to read this information, and let us know if you have any questions about your investment.  You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Short Term Bond Fund and the Leader Total Return Fund and we look forward to serving your investment needs in the years to come.

Sincerely,

John Lekas

Portfolio Manager

__________________________

1 The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

2 An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

This material must be preceded or accompanied by a prospectus.  Investors should consider the investment objective, risks, charges and expenses of the Funds carefully before investing.  The  Prospectus contains this and other important information about the Funds.  For a current Prospectus, call 800-269-8810 or go to www.leadercapital.com.  Foreside Distribution Services, LP.

Investments in debt securities typically decrease in value when interest rates rise. This risk is actually greater for longer-term debt securities. Investment by the Funds in lower-rated and nonrated securities presents a greater risk of loss of principal and interest than higher-rated securities. The Funds are exposed to credit risk where lower –rated securities have a higher risk of defaulting on obligations. Investments in foreign securities involve greater volatility and political, economic and currency risks. They may also have different accounting methods. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited)
May 31, 2014

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund's Investment Advisor, Leader Capital Corporation (the "Advisor") utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund's sector breakdown as of May 31, 2014 is listed below which may differ from the Portfolio of Investment which is listed by industry subgroup.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2014

The Fund's performance figures* for the periods ending May 31, 2014, compared to its benchmark:

	Returns greater than 1 year are annualized
				Date of Inception
	1 Year	3 Year	5 Year	July 14, 2015	October 31, 2008	March 21 ,2012	August 8, 2012
Leader Short-Term Bond Fund - Investor Class	5.27%	3.81%	5.02%	4.26%	N/A	N/A	N/A
Leader Short-Term Bond Fund - Institutional Class	5.75%	4.34%	5.54%	N/A	6.70%	N/A	N/A
Leader Short-Term Bond Fund - Class A	5.27%	N/A	N/A	N/A	N/A	5.46%	N/A
Leader Short-Term Bond Fund - Class A with Load **	1.56%	N/A	N/A	N/A	N/A	3.74%	N/A
Leader Short-Term Bond Fund - Class C	4.70%	N/A	N/A	N/A	N/A	N/A	5.38%
Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index ***	1.11%	1.11%	1.84%	3.12%	2.41%	1.13%	1.02%
Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-711-9164.

** Class A with load total return is calculated using the maximum sales charge of 3.50%.

*** Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.  One cannot invest directly in an index.  Sector allocations are subject to change.

**** In compliance with SEC guidelines, these results include maximum front end sales charges. Fund shares were sold with a maximum initial sales charge of 3.50% and did not apply to purchases of $500,000 and over. The front end sales charge was removed on April 27, 2009 and will be shown through the year ending May 31, 2015.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS
May 31, 2014

Shares					Value ($)
		COMMON STOCK - 0.1%
		INSURANCE - 0.1%
50,000		Blue Capital Reinsurance Holdings, Ltd.
		(Cost - $1,000,000)			897,000
Principal Amount ($)			Coupon Rate (%)	Maturity
		BONDS & NOTES - 83.2%
		AIRLINES - 0.8%
8,000,000		American Airlines, Inc. (a)	7.5000	3/15/2016	8,315,000

		APPAREL - 0.2%
2,000,000		Hanesbrand,Inc.	6.3750	12/15/2020	2,177,500

		BANKS - 23.0%
2,000,000		ABN AMRO Bank NV	6.2500	9/13/2022	2,222,952
1,100,000		Bank of America Corp. (b)	0.5539	8/15/2016	1,089,479
2,750,000		Bank of America Corp. (b)	0.7734	5/2/2017	2,696,579
4,000,000		Bank of America Corp. (b)	1.2665	1/15/2019	4,056,876
1,967,000		Bank of America Corp. (b)	8.0000	Perpetual	2,228,839
1,000,000		Banque International a Luxemburg SA (b)	0.9504	7/5/2016	965,000
5,700,000	EUR	Barclays Bank PLC (b)	4.8750	Perpetual	7,727,340
3,200,000	GBP	Barclays Bank PLC (b)	14.0000	Perpetual	7,353,283
2,000,000		BBVA Bancomer SA (a)	6.7500	9/30/2022	2,280,000
4,000,000		BNP Paribas SA (a,b)	5.1860	Perpetual	4,115,000
16,000,000		Citigroup, Inc. (b)	0.5051	6/9/2016	15,829,728
3,500,000	EUR	Credit Agricole (b)	1.9350	Perpetual	3,958,704
4,214,000		Credit Agricole SA	9.7500	Perpetual	4,393,095
5,300,000	EUR	Deutsche Bank Capital Funding Trust (b)	2.0520	Perpetual	6,070,526
5,700,000	EUR	Deutsche Bank Capital Funding Trust VI (b)	5.9560	Perpetual	7,847,867
1,050,000	EUR	Deutsche Bank Capital Finance Trust I (b)	6.3410	Perpetual	1,456,618
1,000,000		Fifth Third Bancorp (b)	0.6549	12/20/2016	993,378
3,000,000		First Maryland Capital I (b)	1.2265	1/15/2027	2,745,000
65,000		Goldman Sachs Group, Inc. (b)	0.8336	9/29/2014	65,103
1,500,000		Goldman Sachs Group, Inc. (b)	0.6836	3/22/2016	1,499,640
2,000,000		Goldman Sachs Group, Inc. (b)	1.8299	11/29/2023	2,048,426
10,000,000		ING Bank NV (b)	4.1250	11/21/2023	10,277,000
6,130,000		JP Morgan Chase Capital XXIII (b)	1.2239	5/15/2047	4,873,350
1,000,000		JPMorgan Chase & Co. (b)	0.8472	2/26/2016	1,005,730
10,000,000		JPMorgan Chase & Co. (b)	6.1250	Perpetual	10,248,010
1,000,000		JPMorgan Chase & Co. (b)	6.7500	Perpetual	1,085,000
14,707,000		JPMorgan Chase & Co. (b)	7.9000	Perpetual	16,655,678
7,450,000		JPMorgan Chase Capital XXI (b)	1.1734	2/2/2037	6,202,125
1,000,000		M&T Bank Corp. (b)	6.4500	Perpetual	1,062,500
1,000,000		Morgan Stanley (b)	0.7065	10/15/2015	1,001,485
5,000,000		Morgan Stanley (b)	5.0000	10/15/2030	5,151,760
2,000,000		Morgan Stanley (b)	5.4500	Perpetual	2,072,500
9,000,000	EUR	Nordea bank AB (b)	1.8830	Perpetual	10,333,610
7,000,000		Nordea bank AB (b)	8.3750	Perpetual	7,349,125
10,310,000		PNC Financial Services Group, Inc. (b)	4.4470	Perpetual	10,382,170
5,000,000		PNC Financial Services Group, Inc. (b)	6.7500	Perpetual	5,537,730
1,900,000		Rabobank Nederland (b)	8.3750	Perpetual	2,096,650
6,967,000		Royal Bank of Scotland PLC (b)	9.5000	3/16/2022	8,209,808
4,000,000		Santander Financial issuances Ltd. (b)	7.2500	11/1/2015	4,300,964
4,000,000	GBP	Santander Financial Issuances Ltd. (b)	11.3000	Perpetual	6,827,953
6,550,000		State Street Capital Trust IV (b)	1.2334	6/15/2037	5,502,000
600,000		SunTrust Capital III (b)	0.8834	3/15/2028	518,250
6,000,000		Turkiye Garanti Bankasi AS	4.0000	9/13/2017	6,137,160
3,000,000		UBS Peferred Funding Trust V (b)	6.2430	Perpetual	3,206,250
3,000,000		UniCredit Bank Austria AG (a)	7.2500	2/15/2017	3,389,472

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Principal Amount ($)			Coupon Rate (%)	Maturity	Value ($)
		BANKS - 23.0% (Continued)
8,000,000		VTB Bank OJSC via VTB Capital SA (a)	6.4650	3/4/2015	8,120,000
8,000,000		Wells Fargo & Co. (b)	5.9000	Perpetual	8,411,344
14,700,000		Wells Fargo & Co. (b)	7.9800	Perpetual	16,785,783
1,342,000		Zions Bancorporation	7.7500	9/23/2014	1,368,562
1,000,000		Zions Bancorporation (b)	7.2000	Perpetual	1,055,000
					250,810,402
		BEVERAGES - 0.0%
225,000		PepsiCo, Inc. (b)	0.4372	2/26/2016	225,346

		CHEMICALS - 0.1%
1,500,000		Monsanto Co. (b)	0.4229	11/7/2016	1,504,200

		COMMERCIAL SERVICES - 3.2%
7,000,000		Hutch Whampoa Intl. (b)	6.0000	Perpetual	7,551,250
5,000,000		KOC Holdings AS	3.5000	4/24/2020	4,820,000
14,147,000		Lender Process Services	5.7500	4/15/2023	15,296,444
1,000,000		McGraw Hill Financial, Inc.	5.9000	11/15/2017	1,115,029
5,964,862		Weight Watchers International, Inc. (b)	3.7500	4/2/2020	4,704,785
840,000		Western Union Co. (b)	1.2270	8/21/2015	845,589
					34,333,097
		COMPUTERS - 3.0%
500,000		Apple, Inc. (b)	0.2729	5/3/2016	500,465
12,081,000		Brocade Communications Systems, Inc.	6.8750	1/15/2020	12,896,467
3,000,000		Hewlett-Packard Co.	4.7500	6/2/2014	3,000,000
15,000,000		Seagate HDD Caymen	6.8750	5/1/2020	16,312,500
					32,709,432
		DIVERSIFIED FINANCIAL SERVICES - 9.8%
5,500,000	EUR	Banque Fed Cred Mutuel (b)	2.1600	Perpetual	5,975,844
1,300,000		Cantor Fitzgerald LP (a)	6.3750	6/26/2015	1,352,000
3,200,000		Cantor Fitzgerald LP (a)	7.8750	10/15/2019	3,428,000
2,000,000		Eurohypo SA Luxembourg	5.1250	1/21/2016	2,095,014
2,500,000		Ford Motor Credit Corp. (b)	1.0064	1/17/2017	2,516,580
4,500,000		General Electric Capital Corp. (b)	0.4934	9/15/2014	4,503,402
8,000,000		General Electric Capital Corp. (b)	0.6029	5/5/2026	7,404,520
11,830,000		General Electric Capital Corp. (b)	6.3750	11/15/2067	13,221,208
2,000,000		HSBC Finance Corp. (b)	0.6574	6/1/2016	1,999,802
3,000,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp. (a)	3.5000	3/15/2017	3,041,250
11,000,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp. (a)	4.8750	3/15/2019	11,288,750
4,000,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.0000	8/1/2020	4,320,000
4,000,000		International Lease Finance Corp.	8.6250	9/15/2015	4,370,400
6,620,000		International Lease Finance Corp.	8.7500	3/15/2017	7,749,538
6,000,000		Kayne Anderson MLP Investments (a,b)	1.4845	8/19/2016	6,016,452
3,000,000		Lloyds Bank PLC (b)	0.4375	Perpetual	2,070,000
7,000,000		Scottrade Financial Services, Inc. (a)	6.1250	7/11/2021	7,219,814
10,000,000		Skyway Concession Co. LLC (a,b)	0.5136	6/30/2017	9,468,750
3,000,000		SLM Corp.	6.0000	1/25/2017	3,277,500
2,000,000		SLM Corp.	8.4500	6/15/2018	2,358,750
3,000,000		Vimpel-Communications OJSC	8.2500	5/26/2016	3,247,500
					106,925,074
		ELECTRIC - 0.7%
6,830,000		AES Corp. (b)	3.2272	6/1/2019	6,906,837
500,000		NRG Energy, Inc.	7.8750	5/15/2021	558,750
					7,465,587
		HAND/MACHINE TOOLS- 1.3%
13,000,000		Stanley Black & Decker (b)	5.7500	12/15/2053	14,121,250

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Principal Amount ($)			Coupon Rate (%)	Maturity	Value ($)

		HOLDING COMPANIES-DIVERSIFIED - 1.0%
9,000,000		Noble Group LTD.	6.7500	1/29/2020	10,226,250
1,000,000		Noble Group LTD. (a)	6.7500	1/29/2020	1,136,250
					11,362,500
		INSURANCE - 8.5%
9,000,000	EUR	Aegon NV (b)	1.9437	Perpetual	9,898,976
4,000,000		Assured Guaranty US Holdings, Inc. (b)	6.4000	12/15/2066	3,785,000
8,000,000	EUR	AXA SA (b)	1.7940	Perpetual	9,053,377
2,250,000	EUR	CNP Assurances (b)	2.1800	Perpetual	2,451,723
15,000,000		Everest Reinsurance Holdings, Inc. (b)	6.6000	5/15/2037	15,768,750
8,053,000		ING Capital Funding Trust III (b)	3.8336	Perpetual	8,093,265
7,500,000	EUR	ING Groep NV (b)	2.3000	Perpetual	8,415,409
4,500,000	EUR	ING Groep NV (b)	1.9000	Perpetual	5,297,564
15,000,000		Lincoln National Corp. (b)	7.0000	5/17/2066	15,675,000
6,850,000		MBIA, Inc.	6.4000	8/15/2022	6,952,750
6,142,000		Progressive Corp. (b)	6.7000	6/15/2037	6,836,046
					92,227,860
		INVESTMENT COMPANIES - 0.9%
5,660,000		Ares Capital Corp.	4.8750	11/30/2018	5,978,924
4,000,000		Fifth Street Finance	4.8750	3/1/2019	4,178,140
					10,157,064
		IRON/STEEL - 2.2%
3,000,000		ArcelorMittal	9.5000	2/15/2015	3,172,500
7,600,000		Cliffs Natural Resources, Inc.	4.8750	4/1/2021	7,552,827
8,000,000		Glencore Funding LLC (a,b)	1.5865	1/15/2019	8,012,736
2,000,000		Glencore Funding LLC (b)	1.5865	1/15/2019	1,996,026
3,000,000		Metalloinvest Finance Ltd.	6.5000	7/21/2016	3,075,000
					23,809,089
		LEISURE TIME - 0.0%
350,000		Royal Caribbean Cruises Ltd.	11.8750	7/15/2015	392,000

		LODGING - 1.4%
14,218,000		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.7500	8/15/2020	15,675,345

		MACHINERY-DIVERSIFIED - 0.4%
2,000,000		Case New Holland, Inc. (a)	7.8750	12/1/2017	2,360,000
2,000,000		Case New Holland, Inc.	7.8750	12/1/2017	2,360,000
					4,720,000
		MEDIA - 1.1%
9,163,000		Net Servicos De Communicacao SA - PR	7.5000	1/27/2020	9,930,401
1,500,000		TV Azteca SAB de CV	7.5000	5/25/2018	1,601,250
					11,531,651
		MINING - 0.8%
7,000,000		Anglogold Ashanti Holdings PLC	8.5000	7/30/2020	7,870,450
1,000,000		Rio Tinto Finance USA PLC (b)	1.0734	6/17/2016	1,010,438
					8,880,888
		MUNICIPAL - 0.6%
5,100,000		Government Development Bank for Puerto Rico	4.3750	2/1/2019	3,576,375
1,057,500		Westchester Airport Associates Parking Facility Trust (a,c,g)	2.0000	8/1/2014	1,057,500
1,942,500		Westchester Airport Associates Parking Facility Trust (a,c,g)	2.5000	8/1/2015	1,942,500
					6,576,375

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	OIL & GAS - 9.6%
8,000,000	Chesapeake Energy Corp. (b)	3.4786	4/15/2019	8,125,000
6,360,000	Citgo Petroleum Corp. (a)	11.5000	7/1/2017	6,765,450
1,000,000	Citgo Petroleum Corp.	11.5000	7/1/2017	1,063,750
6,000,000	Continental Resources, Inc.	5.0000	9/15/2022	6,510,000
4,000,000	Gazprom OAO Via Gaz Capital SA (a)	8.1250	7/31/2014	4,045,000
6,000,000	Gazprom OAO Via Gaz Capital SA	6.2120	11/22/2016	6,490,962
1,700,000	Lukoil International Finance BV (a)	6.3750	11/5/2014	1,734,000
8,000,000	Petrobras Global Finance BV (b)	2.3665	1/15/2019	7,970,000
6,000,000	Petrobras International Finance Co.	3.5000	2/6/2017	6,169,104
11,500,000	Petrohawk Energy Corp.	7.2500	8/15/2018	12,103,750
10,250,000	Petroleos Mexicanos (b)	2.2479	7/18/2018	10,672,813
5,835,000	Plains Exploration & Production Co.	8.6250	10/15/2019	6,287,212
12,000,000	Plains Exploration & Production Co.	6.5000	11/15/2020	13,380,000
5,000,000	Rosneft Finance	7.5000	7/18/2016	5,443,750
7,281,000	United Refining Co.	10.5000	2/28/2018	8,045,505
				104,806,296
	OTHER ABS - 9.8%
2,000,000	ACAS CLO Ltd. 2013-1A D (a,b)	3.8279	4/20/2025	1,907,600
4,000,000	ARES CLO Ltd. 2014-30A D (a.b)	3.0754	4/20/2023	3,862,000
2,000,000	Avenue CLO LTD. 2006-3A A3L (a,b)	0.9779	7/20/2018	1,968,800
2,000,000	Babson CLO Ltd 2011-I A C (a,b)	2.9834	9/28/2021	1,911,400
6,250,000	Callidus Debt Partners CLO Fund 5A C (a,b)	1.6786	11/20/2020	5,851,875
2,175,000	Canaras Summit CLO Ltd. 2007-1AD (a,b)	2.4845	6/19/2021	2,032,320
4,000,000	Chatham Light CLO Ltd. 2005-2AB (a,b)	0.9229	8/3/2019	3,936,800
5,020,000	CIFC Corp. 2006-1A 3L (a,b)	0.9979	10/20/2020	4,879,942
1,500,000	CIFC Funding LTD. 2006-2A B1L (a,b)	1.8274	3/1/2021	1,384,950
10,000,000	Fore CLO Ltd. 2007-1A C (a,b)	1.3279	7/20/2019	9,527,000
10,000,000	Fraser Sullivan CLO II Ltd. 2006-2A D (a,b)	1.7349	12/20/2020	9,369,000
2,440,000	Goldman Sachs Asset Management CLO PLC 2007-1A C (a,b)	1.3254	8/1/2022	2,283,108
3,285,425	Greens Creek Funding Ltd. 2007-1A D (a,b)	4.4779	4/18/2021	3,236,144
4,000,000	Gulf Stream - Compass CLO 2007-IB (a,b)	1.1279	10/28/2019	3,886,000
3,000,000	ING IM CLO 2011-1 Ltd. 2011-1A C (a,b)	3.5336	6/22/2021	2,877,900
3,125,000	Inwood Park CDO Ltd. 2006-1A D (a,b)	1.6279	1/20/2021	2,859,687
1,250,000	Jersey Street CLO Ltd. 2006-1A C (a,b)	0.9779	10/20/2018	1,212,875
3,000,000	Jersey Street CLO Ltd. 2006-1A D (a,b)	1.7779	10/20/2018	2,855,100
4,500,000	Liberty CLO Ltd. 2005-1A A4 (a,b)	0.7754	11/1/2017	4,376,250
5,000,000	NACM CLO I 2006-1A D (a,b)	4.2779	6/20/2019	4,909,000
5,000,000	Navigare Funding II Clo Ltd. 2007-2A D (a,b)	1.9264	4/17/2021	4,664,500
3,500,000	Nob Hill Clo Ltd. 2006-1A C (a,b)	1.0239	8/15/2018	3,391,850
3,300,000	Northwoods Capital VIII Ltd. 2007-8A D (a,b)	2.2279	7/28/2022	3,157,110
5,000,000	Schiller Park 2007-1A C (a,b)	0.9588	4/25/2021	4,675,000
4,000,000	Shinnecock CLO 2006-1A D (a,b)	2.0265	7/15/2018	3,770,000
7,000,000	TCW Global Project Fund II Ltd. 2004-1A B1(a,b)	2.1765	6/24/2016	5,670,000
5,250,000	Trimaran CLO V LTD. 2006-1A D (a,b)	2.0833	3/15/2018	5,131,875
1,000,000	Trimaran CLO VI LTD. 2006-2A B1L (a,b)	1.7754	11/1/2018	967,600
				106,555,686
	PHARMACEUTICALS - 1.5%
15,000,000	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.7500	9/15/2018	15,881,250

	PIPELINES - 0.8%
1,750,000	Energy Transfer Partners LP (b)	3.2429	11/1/2066	1,627,500
6,737,000	Enterprise Proucts (b)	8.3750	8/1/2066	7,616,637
				9,244,137
	SAVINGS & LOAN - 0.5%
5,000,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021	5,772,510

	TELECOMMUNICATIONS - 1.4%
2,000,000	AT&T, Inc. (b)	0.6084	2/12/2016	2,003,954
1,000,000	AT&T, Inc. (b)	0.9051	3/11/2019	1,006,789
5,000,000	Nokia OYJ	5.3750	5/15/2019	5,387,500
5,000,000	Telemar Norte Leste SA	5.5000	10/23/2020	5,030,060
2,000,000	Telemar Norte Leste SA	5.5000	10/23/2020	2,025,000
				15,453,303

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	TRANSPORTATION - 0.5%
500,000	Kansas City Southern de Mexico SA de LU (b)	0.9279	10/28/2016	502,087
5,000,000	Russian Railways via RZD Capital PLC	5.7390	4/3/2017	5,313,645
				5,815,732
	TRUCKING & LEASING - 0.1%
540,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (a)	2.5000	7/11/2014	541,049

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%
2,984	Freddie Mac REMICS 3107 YO (d,e,f)	0.0000	2/15/2036	2,370
16,934	Freddie Mac REMICS 3213 OH (d,e,f)	0.0000	9/15/2036	15,400
				17,770

	TOTAL BONDS & NOTES (Cost - $881,130,425)			908,007,393

	BANK LOANS - 0.7%
2,000,000	Goodyear Tire and Rubber (b)	4.7500	4/30/2019	2,005,000
1,979,950	Hertz Corp. (b)	3.7500	3/11/2018	1,975,000
3,040,000	Hilton Worldwide Finance (b)	3.5000	10/25/2020	3,024,800
496,250	HJ Heinz Co. (b)	3.2500	6/7/2019	496,871
496,250	HJ Heinz Co.(b)	3.5000	6/5/2020	498,731
	TOAL BANK LOANS (Cost $8,014,274)			8,000,402

	CONVERTIBLE BONDS - 7.8%
	DIVERSIFED FINANCIAL SERVICES - 0.8%
5,000,000	BGC Partners, Inc.	4.5000	7/15/2016	5,359,375
3,000,000	DFC Global Corp.	3.0000	4/1/2028	2,962,500
				8,321,875
	INVESTMENT COMPANIES - 2.6%
8,065,000	Apollo Investment Corp.	5.7500	1/15/2016	8,558,981
6,000,000	Ares Capital Corp.	4.7500	1/15/2018	6,487,500
4,000,000	Fifth Street Finance Corp.	5.3750	4/1/2016	4,220,000
2,000,000	Prospect Capital Corp.	5.5000	8/15/2016	2,092,500
5,000,000	Prospect Capital Corp.	5.8750	1/15/2019	5,250,000
2,000,000	Prospect Capital Corp. (a)	4.7500	4/15/2020	1,982,500
				28,591,481
	MINING - 0.9%
9,000,000	Newmont Mining Corp Holding Co.	1.6250	7/15/2017	9,450,000

	OIL & GAS - 0.3%
3,500,000	Cobalt International Energy, Inc.	2.6250	12/1/2019	3,272,500

	PACKAGING & CONTAINERS - 0.2%
2,000,000	Owens-Brockway Glass Container, Inc. (a)	3.0000	6/1/2015	2,053,750

	REITS - 3.0%
3,000,000	American Realty Capital Properties, Inc. Corp.	3.0000	8/1/2018	3,088,125
15,000,000	Annaly Capital Management, Inc.	5.0000	5/15/2015	15,478,125
4,000,000	Blackstone Mortgage Trust, Inc.	5.2500	12/1/2018	4,507,500
10,000,000	IAS Operating Partnership LP (a)	5.0000	3/15/2018	9,793,750
				32,867,500

	TOTAL CONVERTIBLE BONDS (Cost - $83,507,005)			84,557,106
Shares		Dividend Rate (%)
	PREFERRED STOCK - 2.1%
	AUCTION RATE PREFERRED STOCKS - 0.2%
39	Eaton Vance Senior Floating-Rate Trust (c,g,h)	0.1350		975,000
27	Eaton Vance Senior Floating-Rate Trust (c,g,h)	0.1050		675,000
				1,650,000

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Shares				Dividend Rate (%)	Value ($)
		BANKS - 0.1%
1,494		Santander Financial Preferred SAV (h)		10.5000	1,553,760

		HOLDING COMPANIES-DIVERSIFIED - 1.4%
14,750		Pitney Bowes International Holdings, Inc. (a,h)		6.1250	15,598,125

		REITS - 0.4%
50,000		American Capital Agency Corp. (h)		7.7500	1,237,500
58,000		American Capital Mortgage Investment Corp. (h)		8.1250	1,444,780
20,000		Arbor Realty Trust, Inc. (h)		7.3750	499,000
40,000		NorthStar Realty Finance Corp. (h)		8.7500	1,002,400
					4,183,680

		TOTAL PREFERRED STOCK (Cost - $22,652,518)			22,985,565

		SHORT-TERM INVESTMENTS - 7.1%
		MONEY MARKET FUND - 7.1%
76,825,686		JPMorgan 100% US Treasury Securities Money Market Fund 0.00% (b)
		TOTAL SHORT-TERM INVESTMENTS (Cost - $76,825,686)			76,825,686

		TOTAL INVESTMENTS - 100.9% (Cost - $1,073,129,908)(i)			$ 1,101,273,152
		LIABILITIES LESS OTHER ASSETS - (0.9) %			(10,037,739)
		NET ASSETS - 100.0%			$ 1,091,235,413

		ABS - Asset Backed Security	EUR - Euro
		REIT - Real Estate Investment Trust	GBP - British Pound
		REMICs - Real Estate Mortgage Investment Conduits
		Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.
	(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in
		transactions exempt from registration to qualified institutional buyers. At May 31, 2014, these securities amounted
		to $231,612,784 or 21.2% of net assets.
	(b)	Variable rate security; the rate shown represents the rate at May 31, 2014.
	(c)	The value of this security has been determined in good faith under the polices of the Board of Trustees.
	(d)	Principal only bond - non income producing.
	(e)	Collateralized mortgage obligation (CMO).
	(f)	Issuer oparates under a Congressional charter, its securities are neither issued nor guaranteed by the U.S.
		government. The Federal Home Loan Mortgage Corporation currently operates under a federal conservatorship.
	(g)	The Advisor or trustees have determined these securities to be illiquid. At May 31, 2014, these securities amounted
		to $4,650,000 or 0.43 % of net assets.
	(h)	Rate shown represents the dividend rate as of May 31, 2014.
	(i)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,073,137,768 and
		differs from market value by net unrealized appreciation (depreciation) of securities as follows:

				Unrealized Appreciation:	$ 32,859,394
				Unrealized Depreciation:	(4,724,010)
				Net Unrealized Appreciation:	$ 28,135,384

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2014

The primary investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund expects to achieve its objectives by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund's Investment Advisor, Leader Capital Corporation (the "Advisor") allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward among fixed income peer groups.  The Fund's sector breakdown as of May 31, 2014 is listed below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Leader Total Return Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2014

The Fund's performance figures* for the periods ending May 31, 2014, compared to its benchmark:
	Returns greater than 1 year are annualized
			Date of Inception
	1 Year	3 Year	July 30, 2010	March 21, 2012	August 8, 2012
Leader Total Return Fund - Investor Class	9.08%	7.59%	7.71%	N/A	N/A
Leader Total Return Fund - Institutional Class	9.63%	8.26%	8.12%	N/A	N/A
Leader Total Return Fund - Class A	9.06%	N/A	N/A	10.14%	N/A
Leader Total Return Fund - Class A with Load **	5.29%	N/A	N/A	8.35%	N/A
Leader Total Return Fund - Class C	8.55%	N/A	N/A	N/A	11.56%
Barclays US Intermediate Aggregate Index ***	2.27%	2.81%	3.04%	2.33%	1.43%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-711-9164.

** Class A with load total return is calculated using the maximum sales charge of 3.50%.

*** Barclays US Intermediate Aggregate Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Investors may not invest directly in an index. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS
May 31, 2014

Shares					Value ($)
		COMMON STOCK - 0.1%
15,000		Blue Capital Reinsurance Holdings, Ltd.			269,100
		(Cost - $300,000)
Principal Amount ($)			Coupon Rate (%)	Maturity
		BONDS & NOTES - 68.6%
		ASSET BACKED - 2.6%
1,000,000		OnDeck Capital, Inc. (a,d)	8.0000	1/28/2015	1,011,166
1,500,000		OnDeck Capital, Inc. (a,d)	8.0000	3/4/2015	1,519,306
1,500,000		OnDeck Capital, Inc. (a,d)	8.0000	8/31/2015	1,511,540
1,000,000		OnDeck Capital, Inc. (a,d)	8.0000	12/6/2015	1,010,305
1,000,000		OnDeck Capital, Inc. (a,d)	7.0000	5/1/2016	1,000,000
					6,052,317
		BANKS - 17.1%
1,500,000	EUR	Banque Fed Cred Mutuel (b)	2.1600	Perpetual	1,629,776
900,000	EUR	Barclays Bank PLC (b,c)	4.8750	Perpetual	1,220,106
500,000	GBP	Barclays Bank PLC (b)	14.0000	Perpetual	1,148,950
2,300,000		BBVA International Preferred SAU (b)	5.9190	Perpetual	2,397,750
600,000		BNP Paribas SA (b,c)	5.1860	Perpetual	617,250
200,000		BNP Paribas SA (b,c)	5.1860	Perpetual	205,750
689,000		BPCE SA (b)	2.9900	Perpetual	621,995
2,000,000		Citigroup, Inc. (b)	6.3000	Perpetual	2,039,062
752,000	EUR	Credit Agricole SA (b)	1.9350	Perpetual	850,556
1,300,000		Credit Agricole SA (b,c)	6.6370	Perpetual	1,378,812
700,000		Credit Agricole SA (b,c)	6.6370	Perpetual	742,437
866,000	EUR	Deutsche Bank Capital Finance Trust I (b)	2.0520	Perpetual	991,901
1,000,000	EUR	Deutsche Bank Capital Funding Trust II (b)	6.3400	Perpetual	1,387,255
660,000	EUR	Deutsche Bank Capital Funding Trust VI (b)	5.9560	Perpetual	908,700
3,000,000		J.P. Morgan Chase & Co. (b)	6.1250	Perpetual	3,074,403
2,000,000		J.P. Morgan Chase & Co. (b)	6.7500	Perpetual	2,170,000
1,300,000		Lloyds Bank PLC (b)	0.4930	Perpetual	897,000
5,000,000		M&T Bank Corp. (b)	6.4500	Perpetual	5,312,500
2,000,000		Morgan Stanley (b)	5.4500	Perpetual	2,072,500
1,200,000	EUR	Nordea Bank AB (b)	1.8830	Perpetual	1,377,816
500,000		Nordea Bank AB (b,c)	8.3750	Perpetual	524,938
1,500,000		PNC Financial Services Grp, Inc. (b)	6.7500	Perpetual	1,661,319
1,200,000		Royal Bank of Scotland PLC (b,c)	9.5000	3/16/2022	1,414,062
900,000		Turkiye Garanti Bankasi AS (c)	5.2500	9/13/2022	918,450
4,000,000		VTBl Bank (b)	9.5000	Perpetual	4,060,000
					39,623,288
		COMPUTERS - 1.8%
3,000,000		Apple, Inc.	3.8500	5/4/2043	2,797,497
200,000		Lexmark International, Inc.	5.1250	3/15/2020	212,747
1,000,000		Seagate HDD Cayman	7.0000	11/1/2021	1,141,250
					4,151,494
		DIVERSIFIED FINANCIAL SERVICES - 7.3%
390,000		Cantor Fitzgerald LP (c)	6.3750	6/26/2015	405,600
3,195,000		General Electric Capital Corp. (b)	6.3750	11/15/2067	3,570,732
3,000,000		Glen Meadow Pass Through (b,c)	6.5050	2/12/2067	3,015,000
3,000,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.0000	8/1/2020	3,240,000
600,000		International Lease Finance Corp.	8.7500	3/15/2017	702,375
200,000		Jefferies Group LLC	8.5000	7/15/2019	250,190
350,000		Nationstar Mortgage LLC / Nationstar Capital Corp.	10.8750	4/1/2015	352,188
2,000,000		Nelnet, Inc. (b)	3.6086	9/29/2036	1,547,500
3,012,000		Scottrade Financial Services, Inc. (c)	6.1250	7/11/2021	3,106,583
700,000		SLM Corp.	8.0000	3/25/2020	810,250
					17,000,418

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Principal Amount ($)			Coupon Rate (%)	Maturity	Value ($)
		ELECTRIC - 1.4%
1,500,000		DPL, Inc.	7.2500	10/15/2021	1,616,250
1,300,000		Enel SpA (b,c)	8.7500	9/24/2073	1,524,250
					3,140,500
		HAND / MACHINE TOOLS - 0.9%
2,000,000		Stanley Black & Decker (b)	5.7500	12/15/2053	2,172,500

		HOLDING COMPANIES - 3.1%
2,000,000		Hutch Whampoa International, Ltd. (b,c)	6.0000	Perpetual	2,157,500
1,500,000		Noble Group Ltd. (c)	6.7500	1/29/2020	1,704,375
1,000,000		Noble Group Ltd. (c)	6.7500	1/29/2020	1,136,250
2,000,000		Votorantim Cimentos SA (c)	7.2500	4/5/2041	2,130,000
					7,128,125
		INSURANCE - 12.4%
1,206,300	EUR	Aegon NV (b)	1.9437	Perpetual	1,326,793
1,300,000		Aegon NV (b)	2.8465	Perpetual	1,177,670
3,000,000		Assured Guaranty Ltd. (b)	6.4000	12/15/2066	2,838,750
1,644,000	EUR	AXA SA (b)	1.7940	Perpetual	1,860,469
1,656,000	EUR	CNP Assurances (b)	2.1800	Perpetual	1,804,468
500,000		Everest Reinsurance Holdings (b)	6.6000	5/15/2037	525,625
2,000,000		Fairfax Financial Holdings Ltd. (c)	5.8000	5/15/2021	2,164,470
1,000,000		Genworth Holding, Inc.-Cl A (b)	6.1500	11/15/2066	946,250
750,000		ING Capital Funding Trust III (b)	3.8336	Perpetual	753,750
1,390,100	EUR	ING Groep NV (b)	1.9000	Perpetual	1,559,768
1,443,000	EUR	ING Groep NV (b)	2.3000	Perpetual	1,698,752
3,000,000		Lincoln National Corp. (b)	7.0000	5/17/2066	3,135,000
700,000		MBIA, Inc.	6.4000	8/15/2022	710,500
5,000,000		MBIA, Inc.	6.6250	10/1/2028	5,325,000
3,000,000		XL Group PLC (b)	6.5000	Perpetual	2,988,750
					28,816,015
		INVESTMENT COMPANY - 1.6%
3,000,000		Fifth Street Finance Corp.	4.8750	3/1/2019	3,133,605
600,000		Prospect Capital Corp.	5.8750	3/15/2023	612,841
					3,746,446
		IRON/STEEL - 3.5%
150,000		ArcelorMittal	9.5000	2/15/2015	158,625
1,500,000		Cliffs Natural Resources, Inc.	4.8750	4/1/2021	1,490,689
2,000,000		Cliffs Natural Resources, Inc.	6.2500	10/1/2040	1,737,316
1,500,000		Metalloinvest Finance LT	5.6250	4/17/2020	1,440,000
3,000,000		Vale Overseas	6.8750	11/10/2039	3,366,492
					8,193,122
		MEDIA - 0.2%
500,000		Net Servicos de Communicacao - PR	7.5000	1/27/2020	541,875

		MINING - 4.8%
2,000,000		AngloGold Ashanti Holdings PLC	8.5000	7/30/2020	2,248,700
2,600,000		Kinross Gold Corp. (c)	5.9500	3/15/2024	2,673,648
2,500,000		Kinross Gold Corp.	6.8750	9/1/2041	2,560,687
3,000,000		Southern Copper Corp.	7.5000	7/27/2035	3,523,791
					11,006,826
		MUNICIPAL - 0.3%
840,000		Government Development Bank for Puerto Rico	4.3750	2/1/2019	589,050

		OIL & GAS - 3.6%
1,000,000		Citgo Petroleum Corp. (c)	11.5000	7/1/2017	1,063,750
680,000		Citgo Petroleum Corp. (c)	11.5000	7/1/2017	723,350
2,100,000		Gazprom OAO Via Gaz Capital SA (c)	9.2500	4/23/2019	2,546,250
400,000		Gazprom OAO Via Gaz Capital SA (c)	9.2500	4/29/2019	485,000
150,000		Lukoil International Finance BV (c)	6.3750	11/5/2014	153,000
1,500,000		Petrobras International Finance Co.	5.3750	1/27/2021	1,564,878
300,000		Petrohawk Energy Corp.	7.2500	8/15/2018	315,750
1,152,000		United Refining Co.	10.5000	2/28/2018	1,272,960
200,000		Valero Energy Corp.	10.5000	3/15/2039	338,907
					8,463,845

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Principal Amount ($)			Coupon Rate (%)	Maturity	Value ($)
		PIPELINES - 0.9%
1,795,000		Enterprise Products Operating LLC (b)	7.0340	1/15/2068	2,036,725

		SAVINGS & LOANS - 2.0%
4,000,000		First Niagara Financial Group	7.2500	12/15/2021	4,618,008

		TELECOMMUNICATIONS - 5.1%
1,000,000	EUR	America Movil SAB de C.V. (b,c)	6.3750	9/6/2073	1,546,321
4,500,000		Frontier Communications	9.0000	8/15/2031	4,803,750
300,000		Millicom International Cellular SA (c)	6.6250	10/15/2021	320,625
2,700,000		Telemar Norte Leste SA (c)	5.5000	10/23/2020	2,716,232
300,000		Telemar Norte Leste SA (c)	5.5000	10/23/2020	303,750
2,000,000		Vimpelcom Holdings	7.5043	3/1/2022	2,100,000
					11,790,678

		TOTAL BONDS & NOTES (Cost - $152,117,294)			159,071,232

		CONVERTIBLE BONDS - 9.9%
		DIVERSIFIED FINANCIAL SERVICES - 2.2%
2,000,000		BGC Partners, Inc.	4.5000	7/15/2016	2,143,750
3,000,000		DFC Global Corp.	3.0000	4/1/2028	2,962,500
					5,106,250
		INVESTMENT COMPANIES - 1.4%
500,000		Apollo Investment Corp.	5.7500	1/15/2016	530,625
300,000		Ares Capital Corp.	4.7500	1/15/2018	324,375
2,200,000		Prospect Capital Corp.	5.8750	1/15/2019	2,310,000
					3,165,000
		MINING - 1.4%
3,000,000		Newmont Mining Corp.	1.6250	7/15/2017	3,150,000

		OIL & GAS - 2.2%
2,000,000		Chesapeake Energy Corp.	2.5000	5/15/2037	2,116,250
300,000		Chesapeake Energy Corp.	2.2500	12/15/2038	288,938
3,000,000		Cobalt International, Inc.	2.6250	12/1/2019	2,805,000
					5,210,188
		REITS - 2.7%
2,000,000		Blackstone Mortgage Trust, Inc.	5.2500	12/1/2018	2,253,750
4,000,000		IAS Operating Partnership LP (c)	5.0000	3/15/2018	3,917,500
					6,171,250

		TOTAL CONVERTIBLE BONDS (Cost - $22,477,979)			22,802,688

Shares			Dividend Rate (%)
		PREFERRED STOCK - 2.8%
		DIVERSIFIED FINANCIAL - 0.8%
42,553		SLM Corp.	6.9700	Perpetual	2,005,097

		HOLDING COMPANIES-DIVERSIFIED - 1.6%
3,500		Pitney Bowes International Holdings, Inc. (c)	6.1250	Perpetual	3,701,250

		IRON/STEEL - 0.4%
50,000		Cliffs Natural Resources, Inc.	7.0000	2/1/2016	862,500

		TOTAL PREFERRED STOCK (Cost - $6,692,523)			6,568,847

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2014

Shares		Value ($)
	MUTUAL FUNDS - 3.9%
	CLOSED-END FUNDS - 3.9%
50,000	BlackRock Credit Allocation Income Trust	689,000
50,000	BlackRock Multi-Sector Income Trust	931,500
130,000	DoubleLine Income Solutions Fund	2,915,900
50,000	Eaton Vance Limited Duration Income Fund	777,000
50000	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	674,000
130,000	PIMCO Dynamic Credit Income Fund	3,096,600
	TOTAL MUTUAL FUNDS (Cost - $9,063,087)	9,084,000

	EXCHANGE TRADED NOTE - 1.3%
135,000	ETRACS Monthly Pay 2xLeveraged Mortgage REIT ETN (Cost - $2,876,378)	3,067,200

	SHORT-TERM INVESTMENTS - 23.6%
	MONEY MARKET FUND - 23.6%
54,820,352	JPMorgan 100% US Treasury Securities Money Market Fund 0.00% (b)	54,820,352
	(Cost - $54,820,352)

	TOTAL INVESTMENTS - 110.2% (Cost - $248,347,613) (e)	$ 255,683,419
	LIABILITIES LESS OTHER ASSETS - (10.2) %	(23,662,067)
	NET ASSETS - 100.0%	$ 232,021,352

	ETN - Exchange Traded Notes	EUR - Euro
	REIT - Real Estate Investment Trust	GBP - British Pound
Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.
(a)	The value of this security has been determined in good faith under the policies of the Board of Trustees.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2014.
(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2014, these securities amounted to
$44,516,509 or 19.2% of net assets.
(d)	The Advisor or trustees have determinied these securities to be illiquid at June 30, 2014, these securities amounted to
$6,052,317 or 2.6% of net assets.
(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $248,626,727 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 7,759,556
		Unrealized Depreciation:	(702,864)
		Net Unrealized Appreciation:	$ 7,056,692

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2014

	Leader Short-Term Bond Fund	Leader Total Return Fund
ASSETS
Investment securities:
At cost	$ 1,073,129,908	$ 248,347,613
At value	$ 1,101,273,152	$ 255,683,419
Cash - Collateral	3,970,000	560,000
Foreign currency (cost $1,269,769 & $53,337)	929,048	58,124
Dividends and interest receivable	11,558,987	2,770,400
Receivable for Fund shares sold	1,927,707	793,958
Receivable for securities sold	1,052,584	327,556
Unrealized appreciation on open forward foreign currency contracts	94,770	56,249
Prepaid expenses and other assets	47,391	42,962
TOTAL ASSETS	1,120,853,639	260,292,668

LIABILITIES
Payable for investments purchased	18,479,795	26,830,031
Payable for Fund shares redeemed	3,199,738	109,057
Overdraft Foreign currency (cost $3,787,336 & $718,806)	3,794,567	720,181
Unrealized depreciation on open forward foreign currency contracts	2,313,964	292,459
Dividends Payable	693,009	69,926
Investment advisory fees payable	683,103	127,777
Distribution (12b-1) fees payable	237,193	48,370
Fees payable to other affiliates	107,350	33,492
Accrued expenses and other liabilities	109,507	40,023
TOTAL LIABILITIES	29,618,226	28,271,316
NET ASSETS	$ 1,091,235,413	$ 232,021,352

Net Assets Consist Of:
Paid in capital	$ 1,066,536,820	$ 225,061,403
Undistributed net investment income	234,673	(62,553)
Accumulated net realized loss from investments
and foreign currency transactions	(1,203,071)	(88,340)
Net unrealized appreciation (depreciation) on:
Investments	28,143,244	7,335,806
Foreign currency translations	(2,476,253)	(224,964)
NET ASSETS	$ 1,091,235,413	$ 232,021,352

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$ 437,626,408	$ 83,688,404
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	43,338,705	7,366,750
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1)	$ 10.10	$ 11.36
Institutional Class Shares:
Net Assets	$ 580,621,343	$ 111,951,698
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	57,092,772	9,895,799
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1)	$ 10.17	$ 11.31
Class A Shares:
Net Assets	$ 57,036,232	$ 27,466,973
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	5,659,008	2,421,088
Net asset value (Net Assets ÷ Shares Outstanding),
redemption price per share (1)	$ 10.08	$ 11.34
Offering price per share
(net asset value plus maximum sales charge of 3.50%)	$ 10.45	$ 11.75
Class C Shares:
Net Assets	$ 15,951,430	$ 8,914,277
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	1,576,028	779,709
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1,2)	$ 10.12	$ 11.43

(1)	Redemptions made on the Total Return Fund within six months of purchase may be assessed a redemption fee of 2.00%.
(2)	Class C shares are subject to a 1.00% CDSC on shares redeemed within the first 12 months of purchase.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF OPERATIONS
For Year Ended May 31, 2014

	Leader Short-Term Bond Fund	Leader Total Return Fund
INVESTMENT INCOME
Interest	$ 29,358,319	$ 3,579,019
Dividends	1,294,633	674,789
TOTAL INVESTMENT INCOME	30,652,952	4,253,808

EXPENSES
Investment advisory fees	5,859,900	628,944
Distribution (12b-1) fees:
Investor Class	1,881,914	150,256
Class A	138,776	45,798
Class C	92,354	32,801
Administrative services fees	512,138	80,956
Transfer agent fees	368,329	76,922
Printing expenses	173,049	22,579
Accounting services fees	137,847	55,638
Custodian fees	107,628	41,929
Registration fees	87,080	44,987
Professional fees	51,031	29,300
Chief compliance officer fees	26,988	1,670
Insurance expense	22,561	1,836
Trustees' fees and expenses	9,420	9,843
Other expenses	1,706	6,133
TOTAL EXPENSES	9,470,721	1,229,592

Plus: Expense reimbursement recapture	-	126,750

NET EXPENSES	9,470,721	1,356,342

NET INVESTMENT INCOME	21,182,231	2,897,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CURRENCY
EXCHANGE CONTRACTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	8,185,426	(19,433)
Forward currency exchange contracts	(88,627)	15,105
Foreign currency transactions	(88,103)	(56,004)
Net realized gain (loss)	8,008,696	(60,332)

Net change in unrealized appreciation (depreciation) on:
Investments	18,965,227	6,851,069
Forward currency exchange contracts	(2,625,818)	(270,808)
Foreign currency translations	141,909	10,280
Net change in unrealized appreciation	16,481,318	6,590,541

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FORWARD CURRENCY
EXCHANGE CONTRACTS AND FOREIGN CURRENCY	24,490,014	6,530,209

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 45,672,245	$ 9,427,675

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Leader			Leader
	Short-Term Bond Fund			Total Return Fund
	Year Ended May 31			Year Ended May 31
	2014	2013		2014	2013
FROM OPERATIONS
Net investment income	$ 21,182,231	$ 10,921,895		$ 2,897,466	$ 625,346
Net realized gain (loss) from investments, forward currency
exchange contracts and foreign currency transactions	8,008,696	445,872		(60,332)	578,196
Net change in unrealized appreciation on
investments and foreign currency translations	16,481,318	15,661,781		6,590,541	1,239,388
Net increase in net assets resulting
from operations	45,672,245	27,029,548		9,427,675	2,442,930

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(10,342,837)	(6,656,785)		(981,967)	(386,900)
Institutional Class	(12,086,286)	(5,021,625)		(1,573,694)	(365,855)
Class A	(722,394)	(9,550)		(299,669)	(1,118)
Class C	(201,095)	(39,134)	(1)	(90,666)	(551)	(1)
From net realized gains:
Investor Class	-	-		(184,971)	-
Institutional Class	-	-		(245,542)	-
Class A	-	-		(36,575)	-
Class C	-	-	(1)	(19,546)	-	(1)
Net decrease in net assets from
distributions to shareholders	(23,352,612)	(11,727,094)		(3,432,630)	(754,424)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	374,511,705	129,906,129		78,179,611	4,458,290
Institutional Class	451,798,105	120,492,064		102,005,608	11,264,809
Class A	59,731,621	2,354,959		27,021,351	325,490
Class C	12,407,666	5,538,305	(1)	7,757,715	942,100	(1)
Net asset value of shares issued in reinvestment
of distributions to shareholders:
Investor Class	7,324,200	4,859,283		840,674	225,757
Institutional Class	8,469,355	4,052,344		1,615,320	266,357
Class A	388,750	7,621		231,801	1,118
Class C	164,248	38,333	(1)	82,985	441	(1)
Redemption fee proceeds:
Investor Class	-	-		36,644	48
Institutional Class	-	-		50,716	169
Class A	-	-		9,957	7
Class C	-	-	(1)	4,084	4	(1)
Payments for shares redeemed:
Investor Class	(208,098,283)	(98,116,430)		(8,716,426)	(1,575,253)
Institutional Class	(101,865,169)	(44,905,295)		(10,320,738)	(3,198,356)
Class A	(6,248,608)	(235,288)		(893,500)	-
Class C	(2,394,274)	(125,882)	(1)	(110,959)	-	(1)
Net increase in net assets from
shares of beneficial interest	596,189,316	123,866,143		197,794,843	12,710,981

TOTAL INCREASE IN NET ASSETS	618,508,949	139,168,597		203,789,888	14,399,487

NET ASSETS
Beginning of Year	$ 472,726,464	$ 333,557,867		$ 28,231,464	$ 13,831,977
End of Year *	$ 1,091,235,413	$ 472,726,464		$ 232,021,352	$ 28,231,464
* Includes undistributed net investment income of:	$ 234,673	$ 2,251,799		$ (62,553)	$ 66,807

(1)	Class C shares commenced operation on August 8, 2012.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader			Leader
	Short-Term Bond Fund			Total Return Fund
	Year Ended May 31			Year Ended May 31
	2014	2013		2014	2013
SHARE ACTIVITY
Investor Class:
Shares Sold	37,839,095	13,353,405		7,045,014	421,986
Shares Reinvested	737,917	505,400		76,300	22,231
Shares Redeemed	(20,903,603)	(10,122,756)		(786,380)	(153,374)
Net increase in shares of beneficial
interest outstanding	17,673,409	3,736,049		6,334,934	290,843

Institutional Class:
Shares Sold	45,127,659	12,238,500		9,242,873	1,061,813
Shares Reinvested	846,780	418,676		147,439	26,237
Shares Redeemed	(10,174,956)	(4,587,071)		(942,169)	(314,319)
Net increase in shares of beneficial
interest outstanding	35,799,483	8,070,105		8,448,143	773,731

Class A :
Shares Sold	6,025,042	240,791		2,449,864	30,421
Shares Reinvested	38,977	784		20,987	108
Shares Redeemed	(625,961)	(24,191)		(81,281)	-
Net increase in shares of beneficial
interest outstanding	5,438,058	217,384		2,389,570	30,529

Class C :
Shares Sold	1,243,112	566,842	(1)	695,387	86,670	(1)
Shares Reinvested	16,500	3,923	(1)	7,515	42	(1)
Shares Redeemed	(241,544)	(12,805)	(1)	(9,905)	-
Net increase in shares of beneficial
interest outstanding	1,018,068	557,960		692,997	86,712

(1)	Class C shares commenced operation on August 8, 2012.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class
	Year Ended May 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 9.87	$ 9.46	$ 9.82	$ 9.65	$ 9.43

Activity from investment operations:
Net investment income (1)	0.25	0.27	0.28	0.24	0.24
Net realized and unrealized
gain (loss) on investments	0.26	0.44	(0.41)	0.34	0.46
Total from investment operations	0.51	0.71	(0.13)	0.58	0.70

Less distributions from:
Net investment income	(0.28)	(0.30)	(0.21)	(0.24)	(0.35)
Net realized gains	-	-	(0.02)	(0.17)	(0.13)
Total distributions	(0.28)	(0.30)	(0.23)	(0.41)	(0.48)

Net asset value, end of year	$ 10.10	$ 9.87	$ 9.46	$ 9.82	$ 9.65

Total return (2)	5.27%	7.60%	(1.23)%	6.12%	7.55%

Net assets, end of year (000s)	$ 437,626	$ 253,253	$ 207,442	$ 268,667	$ 185,671

Ratio of gross expenses to average
net assets (3)	1.44%	1.47%	1.47%	1.45%	1.51%
Ratio of net expenses to average
net assets (3)	1.44%	1.47%	1.47%	1.45%	1.58%	(4,5)
Ratio of net investment income
to average net assets (3)	2.48%	2.75%	2.95%	2.50%	2.50%
Ratio of net investment income
to average net assets -
pre recapture (3)	2.48%	2.75%	2.95%	2.50%	2.57%	(4)

Portfolio Turnover Rate	85.13%	151.19%	284.91%	147.13%	128.93%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.
(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect any sales loads for the year ended May 31, 2010.

(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(4)	Inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(5)	The ratio shown includes litigation expenses that are outside the Fund's expense limitation of 1.85%.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Institutional Class
	Year Ended May 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$ 9.95	$ 9.53	$ 9.89	$ 9.72	$ 9.48

Activity from investment operations:
Net investment income (1)	0.30	0.32	0.32	0.29	0.29
Net realized and unrealized
gain (loss) on investments	0.26	0.45	(0.40)	0.34	0.46
Total from investment operations	0.56	0.77	(0.08)	0.63	0.75

Less distributions from:
Net investment income	(0.34)	(0.35)	(0.26)	(0.29)	(0.38)
Net realized gains	-	-	(0.02)	(0.17)	(0.13)
Total distributions	(0.34)	(0.35)	(0.28)	(0.46)	(0.51)

Net asset value, end of year	$ 10.17	$ 9.95	$ 9.53	$ 9.89	$ 9.72

Total return (2)	5.75%	8.22%	(0.72)%	6.61%	8.08%

Net assets, end of year (000s)	$ 580,621	$ 211,779	$ 126,082	$231,047	$132,513

Ratio of gross expenses to average
net assets (3)	0.94%	0.97%	0.97%	0.95%	1.01%
Ratio of net expenses to average
net assets (3)	0.94%	0.97%	0.97%	0.95%	1.02%	(4,5)
Ratio of net investment income
to average net assets (3)	2.97%	3.25%	3.41%	3.01%	2.97%
Ratio of net investment income
to average net assets - pre recapture (3)	2.97%	3.25%	3.41%	3.01%	2.97%	(4)

Portfolio Turnover Rate	85.13%	151.19%	284.91%	147.13%	128.93%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.
(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(4)	Inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(5)	The ratio shown includes litigation expenses that are outside the Fund's expense limitation of 1.35%.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A				Class C
	Year Ended May 31,		Period Ended		Year Ended	Period Ended
	2014	2013	May 31, 2012 (1)		May 31, 2014	May 31, 2013 (2)

Net asset value, beginning of period	$ 9.86	$ 9.46	$ 9.54		$ 9.89	$ 9.58

Activity from investment operations:
Net investment income (3)	0.24	0.27	0.05		0.20	0.18
Net realized and unrealized
gain (loss) on investments	0.27	0.44	(0.13)		0.26	0.30
Total from investment operations	0.51	0.71	(0.08)		0.46	0.48

Less distributions from:
Net investment income	(0.29)	(0.31)	-		(0.23)	(0.17)
Net realized gains	-	-	-		-	-
Total distributions	(0.29)	(0.31)	-		(0.23)	(0.17)

Net asset value, end of period	$ 10.08	$ 9.86	$ 9.46		$ 10.12	$ 9.89

Total return (4)	5.27%	7.66%	(0.84)%	(5)	4.70%	5.02%	(5)

Net assets, end of period (000s)	$ 57,036	$ 2,178	$ 34		$ 15,951	$ 5,516

Ratio of gross expenses to average
net assets (6)	1.44%	1.47%	1.56%	(7)	1.94%	1.97%	(7)
Ratio of net expenses to average
net assets (6)	1.44%	1.47%	1.56%	(7)	1.94%	1.97%	(7)
Ratio of net investment income
to average net assets (6)	2.43%	2.75%	4.17%	(7)	1.96%	2.25%	(7)
Ratio of net investment income
to average net assets - pre waiver (6)	2.43%	2.75%	4.17%	(7)	1.96%	2.25%	(7)

Portfolio Turnover Rate	85.13%	151.19%	284.91%	(5)	85.13%	151.19%	(5)

(1)	Class A Shares commenced operations on March 21, 2012.
(2)	Class C Shares commenced operations on August 8, 2012.
(3)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.
(4)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Class A total return does not reflect the applicable sales load.

(5)	Not annualized
(6)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(7)	Annualized.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Investor Class
	Year Ended May 31,					Period Ended
	2014		2013		2012	May 31, 2011 (1)

Net asset value, beginning of period	$ 10.89		$ 9.78		$ 10.39	$ 10.00

Activity from investment operations:
Net investment income (2)	0.35		0.38		0.38	0.30
Net realized and unrealized
gain (loss) on investments	0.60		1.25		(0.66)	0.31
Total from investment operations	0.95		1.63		(0.28)	0.61

Paid-in-capital from redemption fees	0.01		0.00	(3)	0.03	0.03

Less distributions from:
Net investment income	(0.37)		(0.52)		(0.31)	(0.19)
Net realized gains	(0.12)		-		(0.05)	(0.06)
Total distributions	(0.49)		(0.52)		(0.36)	(0.25)

Net asset value, end of period	$ 11.36		$ 10.89		$ 9.78	$ 10.39

Total return (4)	9.08%		17.16%		(2.36)%	6.52%	(5)

Net assets, end of period (000s)	$ 83,688		$ 11,233		$ 7,248	$ 6,064

Ratio of gross expenses to average
net assets (6)	1.69%		2.33%		2.25%	3.41%	(7)
Ratio of net expenses to average
net assets (6)	1.84%	(8)	1.85%		1.85%	1.85%	(7)
Ratio of net investment income
to average net assets (6)	3.19%		3.63%		3.80%	3.57%	(7)
Ratio of net investment income
to average net assets -
pre waiver/recoupment (6)	3.34%	(8)	3.15%		3.40%	2.01%	(7)

Portfolio Turnover Rate	93.44%		116.42%		218.66%	220.97%	(5)

(1)	Investor Class and Institutional Class commenced operations on July 30, 2010.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.
(3) Amount represents less than $.01 per share.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(7)	Annualized.
(8)	Inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Institutional Class
	Year Ended May 31,					Period Ended
	2014		2013		2012	May 31, 2011 (1)

Net asset value, beginning of period	$ 10.85		$ 9.75		$ 10.37	$ 10.00

Activity from investment operations:
Net investment income (2)	0.41		0.43		0.43	0.36
Net realized and unrealized
gain (loss) on investments	0.59		1.25		(0.67)	0.25
Total from investment operations	1.00		1.68		(0.24)	0.61

Paid-in-capital from redemption fees	0.01		0.00	(3)	0.03	0.03

Less distributions from:
Net investment income	(0.43)		(0.58)		(0.36)	(0.21)
Net realized gains	(0.12)		-		(0.05)	(0.06)
Total distributions	(0.55)		(0.58)		(0.41)	(0.27)

Net asset value, end of period	$ 11.31		$ 10.85		$ 9.75	$ 10.37

Total return (4)	9.63%		17.76%		(1.99)%	6.61%	(5)

Net assets, end of period (000s)	$ 111,952		$ 15,706		$ 6,574	$ 6,019

Ratio of gross expenses to average
net assets (6)	1.19%		1.83%		1.75%	3.13%	(7)
Ratio of net expenses to average
net assets (6)	1.34%	(8)	1.35%		1.35%	1.35%	(7)
Ratio of net investment income
to average net assets (6)	3.72%		4.13%		4.28%	4.23%	(7)
Ratio of net investment income
to average net assets -
pre waiver/recoupment (6)	3.87%	(8)	3.65%		3.88%	2.45%	(7)

Portfolio Turnover Rate	93.44%		116.42%		218.66%	220.97%	(5)

(1)	Investor Class and Institutional Class commenced operations on July 30, 2010.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.
(3) Amount represents less than $.01 per share.
(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(7)	Annualized.
(8)	Inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A						Class C
	Year Ended		Year Ended		Period Ended		Year Ended		Period Ended
	May 31, 2014		May 31, 2013		May 31, 2012 (1)		May 31, 2014		May 31, 2013 (2)

Net asset value, beginning of period	$ 10.88		$ 9.78		$ 10.11		$ 10.96		$ 10.03

Activity from investment operations:
Net investment income (3)	0.36		0.35		0.10		0.30		0.26
Net realized and unrealized
gain (loss) on investments	0.58		1.28		(0.43)		0.60		0.96
Total from investment operations	0.94		1.63		(0.33)		0.90		1.22

Paid-in-capital from redemption fees	0.01		0.00	(4)	0.00	(4)	0.01		0.00	(4)

Less distributions from:
Net investment income	(0.37)		(0.53)		-		(0.32)		(0.29)
Net realized gains	(0.12)		-		-		(0.12)		-
Total distributions	(0.49)		(0.53)		-		(0.44)		(0.29)

Net asset value, end of period	$ 11.34		$ 10.88		$ 9.78		$ 11.43		$ 10.96

Total return (5)	9.06%		17.14%		(3.26)%	(6)	8.55%		12.29%	(6)

Net assets, end of period (000s)	$ 27,467		$ 343		$ 10		$ 8,914		$ 950

Ratio of gross expenses to average
net assets (7)	1.69%		2.33%		2.38%	(8)	2.19%		2.83%	(8)
Ratio of net expenses to average
net assets (7)	1.84%	(9)	1.85%		1.85%	(8)	2.34%	(9)	2.35%	(8)
Ratio of net investment income
to average net assets (7)	3.22%		3.63%		4.98%	(8)	2.73%		3.13%	(8)
Ratio of net investment income
to average net assets -
pre waiver/recoupment (7)	3.37%	(9)	3.15%		4.45%	(8)	2.88%	(9)	2.65%	(8)

Portfolio Turnover Rate	93.44%		116.42%		218.66%	(6)	93.44%		116.42%	(6)

(1)	Class A shares commenced operation on March 21, 2012.
(2)	Class C shares commenced operation on August 8, 2012.
(3)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.
(4)	Amount represents less than $0.01 per share.
(5)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Class A total return does not reflect the applicable sales load.

(6)	Not annualized.
(7)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Annualized.
(9)	Inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

(1)	Organization

The Leader Capital Family of Mutual Funds is comprised of the Leader Short-Term Bond Fund (“Short-Term Bond”) and the Leader Total Return Fund (“Total Return”, collectively the “Funds”), each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and are diversified, open-end management investment companies.  Each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The primary investment objective of Short-Term Bond Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return Fund is to seek income and capital appreciation to produce a high total return.

Each Fund currently offers four classes of shares, Investor Class, Institutional Class, Class A and Class C shares. Class A shares commenced operation on March 21, 2012 and Class C shares commenced operation on August 8, 2012. Investor, Institutional and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type and in some cases are valued at the present value of future cash flows based on the prevailing market rates. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Forward foreign currency exchange contracts (“forward contracts”) are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Bank loans are generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels.  Fair value is based on the average of one or more broker quotes received.  Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results

Fair Value Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2014 for each Fund’s assets and liabilities measured at fair value:

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

Short-Term Bond
Assets *	Level 1	Level 2	Level 3	Total
Investments:
Common Stock	$ 897,000	$ -	$ -	$ 897,000
Bonds & Notes	-	9,008,007,393	-	9,008,007,393
Bank Loans	-	8,000,402	-	8,000,402
Convertible Bonds	-	84,557,106	-	84,557,106
Preferred Stocks	5,737,440	17,248,125	-	22,985,565
Short-Term Investments	76,825,686	-	-	76,825,686
Total	$ 83,460,126	$9,117,813,026	$ -	$ 9,201,273,152
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 94,770	$ -	$ 94,770
Total Assets	$ 83,460,126	$9,117,907,796	$ -	$ 9,201,367,922
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ (2,313,964)	$ -	$ (2,313,964)
Total	$ -	$ (2,313,964)	$ -	$ (2,313,964)

* Refer to the Portfolio of Investments for industry classification.

There were no transfers into Level 1 during the current year. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Short-Term Bond	Pitney Bowes International Holdings, Inc.
Transfers out of Level 1 into Level 2	$ 15,598,125

Transfers that were made out of Level 1 into Level 2 represent securities no longer being valued using quoted prices in active markets but were valued using observable inputs.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Preferred Stock	Total
Beginning Balance 5/31/13	$ 6,300,000	$ 6,300,000
Total realized gain (loss)	-	-
Appreciation (Depreciation)	-	-
Cost of Purchases	-	-
Total realized gain (loss)	-	-
Appreciation (Depreciation)	-	-
Cost of Purchases	-	-
Proceeds from Sales	(6,300,000)	(6,300,000)
Accrued Interest	-	-
Net transfers in/out of level 3	-	-
Ending Balance 5/31/14	$ -	$ -

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to level 3 investments still held at May 31, 2014 was zero.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

Total Return
Investments:
Common Stock	$ 269,100	$ -	$ -	$ 269,100
Bonds & Notes	-	159,071,232	-	159,071,232
Convertible Bonds	-	22,802,688	-	22,802,688
Preferred Stocks	2,867,597	3,701,250	-	6,568,847
Mutual Funds	9,084,000	-	-	9,084,000
Exchange Traded Notes	3,067,200	-	-	3,067,200
Short - Term Investments	54,820,352	-	-	54,820,352
Total	$ 70,108,249	$ 185,575,170	$ -	$ 255,683,419
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 56,249	$ -	$ 56,249
Total Assets	$ 70,108,249	$ 185,631,419	$ -	$ 255,739,668
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ (292,459)	$ -	$ (292,459)

*Refer to the Portfolio of Investments for industry classification.

The Total Return Fund did not hold any Level 3 securities during the year.

There were no transfers into Level 1 during the year presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

Total Return	Pitney Bowes International Holdings, Inc.
Transfers out of Level 1 into Level 2	$ 3,701,250

Transfers that were made out of Level 1 into Level 2 represent securities no longer being valued using quoted prices in active markets but were valued using observable inputs.

(b)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

(c)	Foreign Currency

All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

(d)	Forward Foreign Currency Exchange Contracts

Each Fund entered into Forward Contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy.  When executing Forward Contracts, the Funds are obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of Forwards Contracts, the Funds would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Funds realize a gain if the value of the contract decreases between those dates.  With respect to purchases of Forward Contracts, the Funds would incur a loss if the value of the contract decreases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Funds realize a gain if the value of the contract increases between those dates. The Funds are exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Funds are also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.  For the year ended May 31, 2014 Short-Term Bond had net realized losses from Forward currency exchange contracts of $88,627 and Total Return had net realized gains from Forward currency exchange contracts of $15,105, which is included in the net realized gain from Forward currency exchange contracts in the Statements of Operations.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

As of May 31, 2014, the following forward contracts were open:

Short-Term Bond Fund
					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
British Pound	9/4/2014	JP Morgan	8,570,000	$ 13,569,490	$ (793,451)
Euro	9/4/2014	JP Morgan	45,365,000	60,369,739	(1,520,513)
Euro	9/4/2014	JP Morgan	10,000,000	13,737,501	94,770
				$ 87,676,730	$ (2,219,194)

Total Return Fund
					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
British Pound	9/4/2014	JP Morgan	670,000	$ 1,044,798	$ (78,092)
Euro	9/4/2014	JP Morgan	7,139,000	9,525,180	(214,367)
Euro	9/4/2014	JP Morgan	5,720,000	7,859,891	56,249
				$ 18,429,869	$ (236,210)

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized forward currency contract. During the year ended May 31, 2014, the Fund was not subject to any master netting arrangements.  The following table shows additional information regarding the offsetting of assets and liabilities at May 31, 2014.

Short-Term Bond
Assets				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Assets Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged		Net Amount
Forward currency contracts	$ 94,770	$ -	$ 94,770	$ -	$ -		$ 94,770

Liabilities:				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of liabilities Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged		Net Amount
Forward Currency Contracts	$ (2,313,964)	$ -	$ (2,313,964)	$ -	$ 2,313,964	(1)	$ -

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

Assets				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of Assets Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged		Net Amount
Forward currency contracts	$ 56,249	$ -	$ 56,249	$ -	$ -		$ 56,249

Liabilities:				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts of liabilities Presented in the Statements of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged		Net Amount
Forward Currency Contracts	$ (292,459)	$ -	$ (292,459)	$ -	$ 292,459	(1)	$ -

(1) The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

(e)

 Exchange Traded Notes

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with a new way to access the returns of market benchmarks or strategies.  With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

(f)    Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of May 31, 2014 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of May 31, 2014:

Location on the Statements of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Forward Contracts	Unrealized appreciation on open forward foreign currency contracts	Unrealized depreciation on open forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of May 31, 2014:

Asset Derivatives Investment Value
Short-Term Bond Fund	Currency	Commodity	Credit	Total Value at May 31, 2014
Forward Contracts	$ 94,770	$ -	$ -	$ 94,770

Total Return Fund
Forward Contracts	$ 56,249	$ -	$ -	$ 56,249

Liability Derivatives Investment Value
Short-Term Bond Fund	Currency	Commodity	Credit	Total Value at May 31, 2014
Forward Contracts	$ (2,313,964)	$ -	$ -	$ (2,313,964)
Total Return Fund
Forward Contracts	$ (292,459)	$ -	$ -	$ (292,459)

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

The following is a summary of the location of derivative investments on each Fund’s Statement of Operations for the year ended May 31, 2014:

Derivative Investment Type

          Location of Gain (Loss) on Derivatives

Forward Contracts

          Net realized (loss) from Forward currency exchange contracts

Net change in unrealized appreciation (depreciation) on forward currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2014:

Net realized gain/(loss) on derivatives recognized in the Statements of Operations
Short-Term Bond Fund	Currency	Commodity	Credit	Total Year Ended May 31, 2014
Forward Contracts	$ (88,627)	$ -	$ -	$ (88,627)

Total Return Fund
Forward Contracts	$ 15,105	$ -	$ -	$ 15,105

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Short-Term Bond Fund	Currency	Commodity	Credit	Total Year Ended May 31, 2014
Forward Contracts	$ (2,625,818)	$ -	$ -	$ (2,625,818)

Total Return Fund
Forward Contracts	$ (270,808)	$ -	$ -	$ (270,808)

(g)	Distributions to Shareholders

Effective September 16, 2013 dividends from net investment income are accrued daily and paid monthly. Prior to September 16, 2013 net investment income was declared and paid quarterly. Distributable net realized capital gains are declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

On June 30, 2014, Short-Term Bond paid $0.01824, $0.0223, $0.01789 and $0.0141 per share in net investment income from the Investor class, Institutional class, Class A and Class C, respectively.

On June 30, 2014, Total Return paid $0.0281, $0.0324, $0.0282 and $0.0240 per share in net investment income from the Investor class, Institutional class, Class A and Class C, respectively.

(h)	Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in each Fund’s 2014 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(i)     Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

(j)	Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3)	Investment Transactions

For the year ended May 31, 2014, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
Fund	Purchase	Sales	Purchase	Sales
Short-Term Bond	$ 1,167,513,560	$ 612,756,109	$ 97,202,738	$ 96,827,524
Total Return	242,674,690	74,106,314	10,896,523	10,885,028

(4)	Investment Advisor/Transactions with Affiliates

Leader Capital Corporation serves as the Funds’ Investment Advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”), to provide administration, fund accounting and transfer agency services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Investment Advisory Agreement with each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of each Fund’s average daily net assets.  For the year ended May 31, 2014, the Advisor received $5,859,900 and $628,944 in advisory fees for Short-Term Bond and Total Return Fund, respectively.

The Advisor has contractually agreed to limit each Fund’s current Operating Expenses, until at least September 30, 2014, to ensure that each Fund’s operating expenses (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, any Rule 12b-l fees, acquired fund fees and expenses, borrowing costs, taxes or extraordinary expenses such as litigation do not exceed 1.35% of the each Fund’s average daily net asset. This Agreement may be terminated at any time.  The Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this Agreement in future years on a rolling three year basis, if such reimbursement can be achieved within the Operating Expense Limitations As of May 31, 2014 the following amounts are subject to reimbursement:

Leader Total Return
Must be Reimbursed Prior to:
	May 31, 2014	May 31, 2015	May 31, 2016
Expense Amounts Subject to Reimbursement
	$ 76,067	$ 55,133	$ 77,116
Expenses Recaptured	(76,067)	(50,683)	-
Remaining Expense Amounts subject to Reimbusements
	$ -	$ 4,450	$ 77,116

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

Foreside Distribution Services, LP (the “Distributor”)  acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class, Institutional Class, Class A and Class C shares. The Distributor is an affiliate of GFS. During the year ended May 31, 2014, the Distributor received $36,217 and $127,473 in underwriting commissions for sales of Class A and Class C shares of Short-Term Bond Fund of which $5,726 was retained by the principal underwriter for Class C.  During the year ended May 31, 2014 the Distributor received $33,845 and $73,396 in underwriting commissions for sales of Class A and Class C shares of Total Return of which $841 was retained by the principal underwriter for Class C.

Pursuant to separate servicing agreements with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”),.

an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and distribution fee is calculated by each Fund at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares and is paid to Foreside Distribution Services, LP (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  The Institutional Shares do not participate in this Plan.  For year ended May 31, 2014, Short-Term Bond and Total Return incurred $2,113,044 and $228,855, respectively in fees, pursuant to the Plan.

(6)  Redemption Fees

The Total Return Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than six months. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended May 31, 2014, Total Return assessed $36,644, $50,716, $9,957 and $4,084 for Investor Class, Institutional Class, Class A and Class C, respectively. Effective April 21, 2014, Total Return has discontinued the redemption fee.

 (7)   Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal years ended May 31, 2014 and May 31, 2013 was as follows:

For the year ended May 31, 2014
	Ordinary	Long-Term
Fund	Income	Capital Gains	Total
Leader Short Term Bond Fund	$ 23,352,612	$ -	$ 23,352,612
Leader Total Return Fund	3,212,325	220,305	3,432,630

For the year ended May 31, 2013
	Ordinary	Long-Term
	Income	Capital Gains	Total
Leader Short Term Bond Fund	$ 11,727,094	$ -	$ 11,727,094
Leader Total Return Fund	754,424	-	754,424

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

As of May 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Carry	Book/Tax	and	Appreciation/	Accumulated
	Income	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Short-Term Bond	$ 927,682	$ (3,414,405)	$ (693,009)	$ -	$ 27,878,325	$ 24,698,593
Total Return	64,185	-	(69,926)	(102,248)	7,067,938	6,959,949

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and  unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts, and adjustments for contingent payment debt instruments and dividend payable.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Total Return Fund incurred and elected to defer such capital losses of $102,248.

At May 31, 2014, the Short Term Bond Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Short-Term Bond	$ 3,414,405	$ -	$ 3,414,405

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of ordinary income distributions, and adjustments for paydowns, grantor trusts and contingent payment debt instruments, resulted in reclassifications for the following Funds for the year ended May 31, 2014 as follows:

	Paid in	Undistributed Net	Accumulated net realized loss from
	Capital	Investment Income	investments and foreign currency transactions
Short-Term Bond	$ -	$ 153,255	$ (153,255)
Total Return	-	(80,830)	80,830

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

The Advisor believes par value accurately reflects the market value of the ARPS held by the Short-Term Bond Fund as of May 31, 2014, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2014 the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2.  Although the Advisor believes that par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive full value for these securities.  As of May 31, 2014 the Short-Term Bond Fund held $1,650,000 or 0.2% of net assets in ARPS.

(9) Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2014

As of May 31, 2014, the Short-Term Bond Fund was invested in the following restricted security:

Security	Initial Acquisition Date	Principal	Cost	Value	% of Net Assets
Westchester Airport Associates Parking Facility Trust	6/6/2013	1,057,500	1,057,500	1,057,500	0.10%
Westchester Airport Associates Parking Facility Trust	6/6/2013	1,942,500	1,942,500	1,942,500	0.18%

As of May 31, 2014, the Total Return Fund was invested in the following restricted security:

Security	Initial Acquisition Date	Principal	Cost	Value	% of Net Assets
OnDeck Capital, Inc.	5/1/2014	1,000,000	1,000,000	1,000,000	0.43%
OnDeck Capital, Inc.	9/18/2013	1,500,000	1,500,000	1,511,540	0.65%
OnDeck Capital, Inc.	12/12/2013	1,000,000	1,000,000	1,010,305	0.44%
OnDeck Capital, Inc.	1/31/2014	1,000,000	1,000,000	1,011,166	0.44%
OnDeck Capital, Inc.	3/14/2014	1,500,000	1,500,000	1,519,306	0.65%

(10)	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leader Short-Term Bond Fund and Leader Total Return Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Leader Short-Term Bond Fund, a series of shares of beneficial interest in the Northern Lights Fund Trust, including the portfolio of investments, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of Leader Total Return Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the three-year period then ended and for the period July 30, 2010 (commencement of operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian, other appropriate parties and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leader Short-Term Bond Fund and Leader Total Return Fund as of May 31, 2014, the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

July 28, 2014

Leader Funds

EXPENSE EXAMPLES (Unaudited)

May 31, 2014

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Leader Short-Term Bond Fund or Leader Total Return Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2013 through May 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *	Ending Account Value	Expenses Paid During *
		12/1/2013	5/31/2014	12/1/13 -5/31/14	5/31/2014	12/1/13 -5/31/14
Investor Class:
Leader Short-Term Bond Fund	1.44%	$1,000.00	$1,027.10	$7.28	$1,017.75	$7.24
Leader Total Return Fund	1.84%	$1,000.00	$1,060.00	$9.45	$1,015.76	$9.25
Institutional Class:
Leader Short-Term Bond Fund	0.94%	$1,000.00	$1,029.60	$4.76	$1,020.24	$4.73
Leader Total Return Fund	1.34%	$1,000.00	$1,062.70	$6.89	$1,018.25	$6.74
Class A:
Leader Short-Term Bond Fund	1.44%	$1,000.00	$1,027.30	$7.28	$1,017.75	$7.24
Leader Total Return Fund	1.84%	$1,000.00	$1,060.10	$9.45	$1,015.76	$9.25
Class C:
Leader Short-Term Bond Fund	1.94%	$1,000.00	$1,024.80	$9.79	$1,015.26	$9.75
Leader Total Return Fund	2.34%	$1,000.00	$1,056.90	$12.00	$1,013.26	$11.75

*      Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Leader Funds

SUPPLEMENTAL INFORMATION (Unaudited)

May 31, 2014

Leader Short-Term Bond Fund and Leader Total Return Fund (Advisor - Leader Capital Corp.) *

In connection with the regular meeting held on May 20-21, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement between Leader Capital Corp. (the “Advisor”) and the Trust (the “Advisory Agreement”), with respect to Leader Short-Term Bond Fund (“Leader Short-Term”) and Leader Total Return Fund (“Leader Total Return”) (Leader Short-Term  and Leader Total Return each a “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Leader Short-Term

Nature, Extent and Quality of Services. The Trustees noted that the Advisor is a mutual fund adviser founded in 1997 that specializes in managing fixed income investments with current assets under management exceeding $1.1 billion. The Trustees reviewed the background information of the key investment personnel who are responsible for servicing the Fund and took into consideration education and financial industry experience, including past positions at major investment banks, and were satisfied that the investment team has the skills required to manage the Fund. The Trustees noted their appreciation for the due-diligence taken by the Advisor, which utilizes a proprietary risk-reward model incorporating fundamental analysis of interest rates, spreads, and economic projections to screen current and prospective investments for inclusion in the portfolio in both the investment grade and high yield sectors. Understanding that not all strategy risks can be eliminated, and that the Advisor takes on yield and credit risk to achieve its returns, the Trustees were satisfied with the Advisor’s attempts to mitigate risks through diversification, conducting continuous reassessment of portfolio investments and economic conditions, and limiting the proportion of the Fund devoted to each individual position. The Trustees recognized the Advisor’s commitment to the Fund as it continues to add resources to support growth. The Trustees concluded the Advisor is likely to continue to provide a high level of quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance over the last 1-year and 5-year periods and since inception, noting it outperformed its peer group, US OE Short-Term Bond Morningstar Category average and index in each period. They further noted the Fund’s Investor Class returned 5.32% over the last 1 year, more than five times the returns of each of its benchmarks which ranged from 0.68% - 0.97%. The Trustees noted the Fund currently maintains a 5-star ranking from Morningstar. The Trustees concluded they were pleased with the Fund’s performance and growth, and expect the Fund to continue to perform in line with their expectations.

Fees and Expenses. The Trustees noted the Fund’s base advisory fee of 0.75% is higher than the advisory fee charged by any fund in its peer group (which average 0.43%), and although it is also higher than the average fee charged by funds in its Morningstar category (0.37%) it is within the range of fees charged by such funds (0.00% - 1.19%). They considered that some of the other funds in the peer group are quite large and part of a larger complex of funds, which may impact the advisory fee. The Trustees noted the advisory agreement includes a breakpoint, reducing the advisory fee to 0.70% on assets exceeding $1.25 billion, and also noted the Advisor is willing to consider additional breakpoints in the future. After discussion, the Trustees concluded the fee was not unreasonable.

Leader Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

May 31, 2014

Economies of Scale. The Trustees considered the breakpoint established previously and noted the Fund’s current asset levels are nearing the breakpoint levels. After further discussion, the Trustees concluded the existing breakpoint remains appropriate, and they would discuss the possibility of additional breakpoints in the future as the Fund grows.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser. They noted that the Advisor realized a profit in connection with its relationship with the Fund, but such profit was reasonable in terms of percentage of revenue and actual dollars, especially when taking into account the size of the Fund, the caliber of the professionals servicing the Fund, and the quality of services provided. The Trustees concluded that the Adviser’s profitability was reasonable.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded the fee structure is reasonable and approval of the Advisory Agreement is in the best interests of the shareholders of Leader Short-Term Bond Fund.

Leader Total Return

Nature, Extent and Quality of Services. The Trustees noted that the Advisor is a mutual fund company founded in 1997 that specializes in managing fixed income investments with current assets under management exceeding $1.1 billion. The Trustees reviewed the background information of the key investment personnel who are responsible for servicing the Fund and took into consideration education and financial industry experience, including past positions at major investment banks, and were satisfied that the investment team has the skills required to manage the Fund. The Trustees noted their appreciation for the due-diligence taken by the Advisor, which utilizes a proprietary risk-reward model which incorporates fundamental analysis of interest rates, spreads, and economic projections to screen for the investments to include into the portfolios in the investment grade and high yield sectors. Understanding that not all strategy risks can be eliminated, and that the Advisor takes on yield and credit risk to achieve its returns, the Trustees were satisfied with the Advisor’s attempts to mitigate risks through diversification, conducting continuous reassessment of economic conditions, and limiting the proportion of the Fund devoted to each individual position. The Trustees recognized the Advisor’s commitment to the Fund as it continues to add resources to support its growth, as well as their ability to attract new assets. The Trustees concluded the Advisor is likely to continue to provide a high level of quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees reviewed the Fund’s performance over the last 1 year (9.51% - investor class) and since inception (7.39% - investor class) noting the Fund outperformed its peer group and each of its benchmarks during all periods. They further noted that over the last 1 year, the Fund’s Investor Class significantly outperformed its benchmark. The Trustees considered that this is due in large part to the Fund’s 100% exposure to corporate bonds, which have outperformed treasuries over the last 12 months. While noting the increased exposure to credit risk, the Trustees concluded the Fund’s performance was consistent with the risks undertaken and, provided credit spreads remained beneficial, they expect the Fund to continue to perform in line with expectations.

Leader Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

May 31, 2014

Fees and Expenses. The Trustees noted the Fund’s advisory fee of 0.75% is higher than the advisory fee charged by any fund in its peer group (which average 0.45%), and although it is also higher than the average fee charged by funds in its Morningstar category (0.43%) it is within the range of fees charged by such funds (0.00% - 1.25%). The Trustees also noted the Fund’s net expense ratio is higher than the net expense ratio of any fund in its peer group, and although it is also higher than the average net expense ratio of funds in its Morningstar category, it is within the range of net expense ratios of such funds. The Trustees discussed the fact that several of the funds in the peer group were extremely large, which generally skews downward the peer group fee and expense averages. After discussion, the Trustees concluded the fee was not unreasonable.

Economies of Scale. The Trustees considered that the Advisor indicated a willingness to consider a breakpoint for the Fund at levels similar to Leader Short-Term, but the Fund’s Advisor asserted that at current asset levels the Advisor has not benefited from economies of scale. They further noted that the Advisor intends to renew the Fund’s expense cap at 1.35% for the upcoming year although fee waivers by the Advisor were unlikely. After further discussion, the Trustees concluded given the Fund’s current size and anticipated growth, breakpoints would be considered in the future.

Profitability. The Trustees reviewed the profitability analysis provided by the Adviser and noted it realized a small profit in connection with its relationship with the Fund, in terms of both total dollars and percentage and that the Advisor was no longer waiving fees. The Trustees concluded profitability was not excessive.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded the fee structure is reasonable and approval of the Advisory Agreement is in the best interests of the shareholders of Leader Total Return Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Leader Funds

SUPPLEMENTAL INFORMATION (Unaudited)

May 31, 2014

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Leader Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

May 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

  ^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request by calling toll-free at 1-800-711-91964

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-711-9164

INVESTMENT ADVISOR

Leader Capital Corporation

919 NE 19th Ave., Suite 200

Portland, OR 97232

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $29,000

2013 - $28,500

2012 - $27,500

2011 - $27,000

2010 - $13,500

(b)

Audit-Related Fees

2014 -  None

2013 -  None

2012 -  None

2011 -  None

2010 – None

(c)

Tax Fees

2014 - $4,000

2013 - $4,000

2012 - $4,000

2011 - $4,000

2010 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

2012 - None

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $4,000

2013 - $4,000

2012 - $4,000

2011 - $4,000

2010 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

8/8/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/8/14